SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                              --------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 15, 2007
                                 Date of Report
                        (Date of earliest event reported)

                              --------------------


                                 AQUANTIVE, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------


      Washington                        0-29361                  91-1819567
(State or other jurisdiction      (Commission File No.)        (IRS Employer
    of incorporation)                                        Identification No.)



            821 Second Avenue, 18th Floor, Seattle, Washington 98104 (Address of principal executive offices, including zip code)


                                 (206) 816-8800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On February 15, 2007, aQuantive, Inc. issued a press release announcing financial results relating to its fourth quarter and full year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.


Item 9.01      Financial Statements and Exhibits

        (d)    Exhibits
        99.1   Press release issued by aQuantive, Inc., dated February 15, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 15, 2007


                                        AQUANTIVE, INC.

                                        By:     /s/ Linda Schoemaker
                                                --------------------------------
                                                Name:   Linda Schoemaker
                                                Title:  Senior Vice President
                                                        and General Counsel

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
   99.1         Press release issued by aQuantive, Inc., dated February 15, 2007